EXHIBIT 1.A.(10)

                              FORMS OF APPLICATION

                              SPECIMEN APPLICATION
                               MASTER APPLICATION
                                     OL2826

[logo]PHOENIX  100 Bright Meadow Boulevard                                                                        MASTER APPLICATION
               PO Box 1900                                                                           FOR COMPANY USE ONLY
               Enfield CT 06083-1900                                                                 Case Number:___________________
                                                                                                     Master App. No.:_______________
Company is defined as:      [ ] Phoenix Home Life Mutual Insurance Company
                            [ ] PHL Variable Insurance Company
                            [ ] Phoenix Life and Annuity Company
====================================================================================================================================
SECTION I - BUSINESS ENTITY
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Business Entity Name                                                                                   Tax ID

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Address (Includes Street, City, State and ZIP Code)

====================================================================================================================================
SECTION II - OWNERSHIP (Choose one and complete one of the following)
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[ ] A. Business Entity is Owner of all policies covered by this Master Application
[ ] B. Other Owner as indicated on Insured's Application
====================================================================================================================================
SECTION III - ADDITIONAL PREMIUM NOTICE (In addition to Business Entity)
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[ ] A. Proposed Insureds or other Owner as specified on Insured's Application
[ ] B. Other (Name and Address)_____________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
====================================================================================================================================
SECTION IV - BENEFICIARY (Choose one of the following)
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[ ] A. Business Entity   [ ] Check if subject to Split Dollar Agreement
[ ] B. Beneficiary Specified on Insured's Application
====================================================================================================================================
SECTION V - COVERAGE APPLIED FOR (Choose one and complete one of the following)
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[ ] A. As designated on Insured's Application
[ ] B. Specified as follows:
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Plan of Insurance         Basic Policy Amount                           Rider
                          $                                             [ ] Flexible Term Insurance Rider-Initial Face Amount_______
------------------------------------------------------------------------------------------------------------------------------------
Tax Test (GPT if none specified): [ ] Cash Value Accumulation Test      [ ] Guideline Premium Test
------------------------------------------------------------------------------------------------------------------------------------
Death Benefit Option (Option 1 if none checked):
[ ] Option 1 - Level   [ ] Option 2 - Increasing   [ ] Option 3 - Specified Face + Accumulated Premiums Net of Distributions
====================================================================================================================================
SECTION VI - POLICY INFORMATION
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With this policy, do you plan to replace (in whole or in part, now or in the future) and existing insurance or annuity in force?
[ ] Yes  [ ] No
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Payment Mode (Choose one) [ ] Annual   [ ] Semi-annual   [ ] Quarterly   [ ] Monthly
====================================================================================================================================
FOR VARIABLE LIFE ONLY (Complete only if Business Entity owned only)
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DO YOU UNDERSTAND THAT IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY, THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN
CONDITIONS AND THAT THE DEATH BENEFIT AND CASH VALUES UNDER ANY VARIABLE POLICY MY INCREASE OR DECREASE IN AMOUNT OR DURATION BASED
ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING SUB-ACCOUNTS? [ ] YES [ ] NO

If you are purchasing a Variable Life Policy, do you believe it is suitable to meet your financial objectives? [ ] Yes [ ] No

IF I HAVE PURCHASED A VARIABLE LIFE POLICY, I CONFIRM THAT I HAVE RECEIVED THE PROSPECTUS FOR THAT POLICY AND ITS UNDERLYING FUNDS.
====================================================================================================================================
ADDITIONAL COMMENTS
------------------------------------------------------------------------------------------------------------------------------------




====================================================================================================================================
OL2826                                                                                                                          8-99
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
Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud as determined by a court of competent jurisdiction. This application should be carefully reviewed by the undersigned to verify that any and all information given to the producer taking this application has been fully and correctly entered.

                                                    STATEMENT OF BUSINESS ENTITY

The undersigned on behalf of the Business Entity affirms as follows:

I have reviewed the information contained on the life insurance applications of the insured(s) and certify that the information contained therein is true and complete to the best of my knowledge.

I have reviewed this application, and I hereby verify that all information given here is true and complete to the best of my knowledge and belief, and has been and fully and correctly recorded.

I (We) agree that this Master Application, the insured's Life Insurance Application shall form a part of any policy issued, and further agree that no insurance shall take affect unless and until the policy has been delivered to and accepted by me (us) and the initial premium has been paid during the lifetime, and prior to any change in the health, of the Proposed Insured(s).

I certify that the tax identification numbers provided are correct.

 In case of discrepancy between this master application and the insured's application, the insured's application shall be controlling.

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Business Entity Representation (Owner/Corporate Officer/Partner/Trustee)   State Signed In     Witness                       Date
X
------------------------------------------------------------------------------------------------------------------------------------

The Producer hereby certifies that he/she has truly and accurately recorded on the application the information supplied by the
Owner(s); and that he/she is qualified and authorized to discuss the contract herein applied for.


WILL THE PROPOSED INSURED REPLACE (IN WHOLE OR IN PART) ANY EXISTING INSURANCE OR ANNUITY IN FORCE WITH THE POLICY APPLIED FOR?
[ ] YES [ ] NO

WILL THE PROPOSED INSURED UTILIZE VALUES FROM ANOTHER INSURANCE POLICY (THROUGH LOANS, SURRENDERS OR OTHERWISE) TO PAY FOR THE
INITIAL OR SUBSEQUENT PREMIUM(S) FOR THE POLICY APPLIED FOR? [ ] YES [ ] NO
------------------------------------------------------------------------------------------------------------------------------------
Lic. Agt./Reg.'s Signature                                       Date                     Lic. Agt./Reg.'s Rep. ID No.
X
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Broker/Dealer Name and Address                                                                                Broker/Dealer No.

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

                              SPECIMEN APPLICATION
                           LIFE INSURANCE APPLICATION
                                     OL2824

[logo]PHOENIX  100 Bright Meadow Boulevard                                                                LIFE INSURANCE APPLICATION
               PO Box 1900                                                                           FOR COMPANY USE ONLY
               Enfield CT 06083-1900                                                                 List Bill Number:______________
                                                                                                     Master App. No.:_______________
Company is defined as:      [ ] Phoenix Home Life Mutual Insurance Company
                            [ ] PHL Variable Insurance Company
                            [ ] Phoenix Life and Annuity Company
PLEASE NOTE: If application is taken in state where selected insurer has not been admitted to do business, it is void and will be rejected.
====================================================================================================================================
SECTION I - PROPOSED INSURED - questions below pertain to the Proposed Insured unless otherwise indicated.
------------------------------------------------------------------------------------------------------------------------------------
Print Name as it is to appear on policy (First, Middle, Last)  Sex                 Birthdate           Birthplace (State or Country)
                                                               [ ]Male [ ] Female  (Month, Day, Year)
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Current Occupation        Length of Employment                          United States Citizen          Social Security Number
                                                                        [ ] Yes   [ ] No
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Home Address (Include Street, Apt. Number, City, State, and ZIP Code)
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[ ] YES  [ ] NO   1. Are you ACTIVELY-AT-WORK*?
                  *ACTIVELY-AT-WORK is defined as: Performing all normal duties of the position on a full-time basis for not less than 30 hours per week and not absent from work due to accident, illness or other condition for more than four consecutive days within the last 90 days prior to first becoming eligible to participate in the life insurance program being applied for. Phoenix reserves the right to request recertification of the above information for deaths occurring within two years of the application date or any increase thereafter and to contest any claim during that period.
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Have you smoked cigarettes in the past 12 months?                       With this policy, do you plan to replace (in whole or in
                                                                        part, now or in the future) any existing insurance or
   [ ] Yes   [ ] No                                                     annuity in force?  [ ] Yes  [ ] No
====================================================================================================================================
SECTION II - OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
[ ] A. Business Entity named in Master Application is owner
------------------------------------------------------------------------------------------------------------------------------------
[ ] B. Proposed Insured
------------------------------------------------------------------------------------------------------------------------------------
[ ] C. Other Owner        Relationship to Proposed Insured
------------------------------------------------------------------------------------------------------------------------------------
Name                                                                                                   Tax ID Number

------------------------------------------------------------------------------------------------------------------------------------
Address

====================================================================================================================================
SECTION III - BENEFICIARY DESIGNATION(S)
------------------------------------------------------------------------------------------------------------------------------------
[ ] A. Business entity named in Master Application is beneficiary
------------------------------------------------------------------------------------------------------------------------------------
[ ] B. Other beneficiary (Complete details below) [ ] Check if subject to split dollar agreement
------------------------------------------------------------------------------------------------------------------------------------
Primary Beneficiary       Relationship to Proposed Insured              Date of Birth                  Tax ID Number

------------------------------------------------------------------------------------------------------------------------------------
Contingent Beneficiary    Relationship to Proposed Insured              Date of Birth                  Tax ID Number

====================================================================================================================================
SECTION IV - COVERAGE APPLIED FOR
------------------------------------------------------------------------------------------------------------------------------------
[ ] A. As specified in Master Application
------------------------------------------------------------------------------------------------------------------------------------
[ ] B. Specified as follows:
------------------------------------------------------------------------------------------------------------------------------------
Plan of Insurance         Basic Policy Amount                           Rider
                          $                                             [ ] Flexible Term Insurance Rider-Initial Face Amount_______
------------------------------------------------------------------------------------------------------------------------------------
Tax Test (GPT if none specified): [ ] Cash Value Accumulation Test      [ ] Guideline Premium Test
------------------------------------------------------------------------------------------------------------------------------------
Death Benefit Option (Option 1 if none checked):
[ ] Option 1 - Level   [ ] Option 2 - Increasing   [ ] Option 3 - Specified Face + Accumulated Premiums Net of Distributions
====================================================================================================================================
FOR VARIABLE LIFE ONLY
------------------------------------------------------------------------------------------------------------------------------------
DO YOU UNDERSTAND THAT IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY, THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN
CONDITIONS AND THAT THE DEATH BENEFIT AND CASH VALUES UNDER ANY VARIABLE POLICY MY INCREASE OR DECREASE IN AMOUNT OR DURATION BASED
ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING SUB-ACCOUNTS? [ ] YES [ ] NO

If you are purchasing a Variable Life Policy, do you believe it is suitable to meet your financial objectives? [ ] Yes [ ] No

IF I HAVE PURCHASED A VARIABLE LIFE POLICY, I CONFIRM THAT I HAVE RECEIVED THE PROSPECTUS FOR THAT POLICY AND ITS UNDERLYING FUNDS.
====================================================================================================================================
ADDITIONAL COMMENTS




====================================================================================================================================
OL2824                                                                                                                          8-99
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
Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud as determined by a court of competent jurisdiction. This application should be carefully reviewed by the undersigned to verify that any and all information given to the producer taking this application has been fully and correctly entered.

                                                AUTHORIZATION TO OBTAIN INFORMATION

I hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically-related facility, insurance company, the Medical Information Bureau (MIB) or other organization, institution or person, having any records or knowledge of me or my health, to give to Phoenix Home Life Mutual Insurance Company and its subsidiaries or reinsurers, any such information. If insurance on any minor child is applied for, this authorization extends to records and knowledge of that child and that child's health. To facilitate rapid submission of such information, I authorize all said sources, except MIB, to give such records or knowledge to any agency employed by the company to collect and transmit such information.

The information requested by Phoenix Home Life Mutual Insurance Company and its subsidiaries or reinsurers, may include information regarding diagnosis and treatment of physical or mental conditions, including consultations occurring after the date this authorization is signed. Medical information will be used only for the purpose of risk evaluation, determining eligibility for benefits under any policies issued, and for insurance statistical studies. If a medical record contains information relating to alcohol or drug abuse or mental health care, adequate information is to be released to serve these purposes.

I acknowledge that I have received a copy of the Notice of Information Practices, including information about Investigative
Consumer Reports and the Medical Information Bureau and the Underwriting Process.

This authorization shall continue to be valid for thirty months from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original. It may be revoked in writing to the company at any time until the insurance coverage has been placed in force. I understand I may or an individual authorized to act on my behalf may receive a copy of this authorization on request.

I also authorize the preparation of an investigative consumer report. [ ] I do [ ] I do not (check one only) require that I be interviewed in connection with any investigative consumer report that may be prepared.

I have reviewed this application, and I hereby verify that all information given here is true and complete to the best of my knowledge and belief, and has been fully and correctly recorded.

I understand that as long as I am employed by the employer identified in the Master Application, the Company is authorized to increase the Face Amount of the policy from time to time in accordance with my employer's instructions. Each increase shall be subject to the underwriting limitations and requirements which the Company has in effect on the date the increase is requested including, but not limited to, my being Actively-At-Work at the time of each change.

I certify that (a) the Social Security or Tax Identification Number shown above is correct, and (b) that I am not subject to back-up withholding.
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Proposed Insured Signature                                       Witness                              State Signed In       Date
X
------------------------------------------------------------------------------------------------------------------------------------
Owner (If other than the Proposed Insured or Business
entity specified on Master Application)                          Witness                              State Signed In       Date
X
------------------------------------------------------------------------------------------------------------------------------------
The Producer hereby certifies he/she has truly and accurately recorded on the application the information supplied by the Proposed
Insured; and that he/she is qualified and authorized to discuss the contract herein applied for.

WILL THE PROPOSED INSURED REPLACE (IN WHOLE OR IN PART) ANY EXISTING INSURANCE OR ANNUITY IN FORCE WITH THE POLICY APPLIED FOR?
[ ] YES [ ] NO

WILL THE PROPOSED INSURED UTILIZE VALUES FROM ANOTHER INSURANCE POLICY (THROUGH LOANS, SURRENDERS OR OTHERWISE) TO PAY FOR THE
INITIAL OR SUBSEQUENT PREMIUM(S) FOR THE POLICY APPLIED FOR? [ ] YES [ ] NO
------------------------------------------------------------------------------------------------------------------------------------
Lic. Agt./Reg.'s Signature                                       Date                     Lic. Agt./Reg.'s Rep. ID No.
X
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Broker/Dealer Name and Address                                                                                Broker/Dealer No.

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

                              SPECIMEN APPLICATION
                     SIMPLIFIED LIFE INSURANCE APPLICATION
                                     OL2827



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
[logo]PHOENIX  100 Bright Meadow Boulevard                                                     SIMPLIFIED LIFE INSURANCE APPLICATION
               PO Box 1900                                                                           FOR COMPANY USE ONLY
               Enfield CT 06083-1900                                                                 List Bill Number:______________
                                                                                                     Master App. No.:_______________
Company is defined as:      [ ] Phoenix Home Life Mutual Insurance Company
                            [ ] PHL Variable Insurance Company
                            [ ] Phoenix Life and Annuity Company
PLEASE NOTE: If application is taken in state where selected insurer has not been admitted to do business, it is void and will be rejected.
====================================================================================================================================
SECTION I - PROPOSED INSURED
------------------------------------------------------------------------------------------------------------------------------------
Print Name as it is to appear on policy (First, Middle, Last)            Sex                           Birthdate (Month, Day, Year)
                                                                          [ ]Male   [ ] Female
------------------------------------------------------------------------------------------------------------------------------------
Birthplace (State or Country)                                            United States Citizen         Social Security Number
                                                                          [ ] Yes   [ ] No
------------------------------------------------------------------------------------------------------------------------------------
Driver's License No. (Include State)              Marital Status
                                                   [ ] Single   [ ] Married   [ ] Widowed   [ ] Divorced   [ ] Separated
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Home Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)                         Home Telephone Number
                                                                                                       (     )
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Give Prior Address if at address less than 2 years (Include Street, Apt. Number, City, State, ZIP Code, and Country)

------------------------------------------------------------------------------------------------------------------------------------
Current Occupation and Duties                                            Business Entity               Length of Employment

------------------------------------------------------------------------------------------------------------------------------------
Business Entity Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)              Bus. Phone No. (Include Ext.)
                                                                                                       (    )               X
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Email Address

====================================================================================================================================
SECTION II - OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
[ ] A. Business Entity named in Master Application is owner
------------------------------------------------------------------------------------------------------------------------------------
[ ] B. Proposed Insured
------------------------------------------------------------------------------------------------------------------------------------
[ ] C. Other Owner        Relationship to Proposed Insured
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Name                                                                                                   Tax ID Number

------------------------------------------------------------------------------------------------------------------------------------
Address

------------------------------------------------------------------------------------------------------------------------------------
Send premium and lapse notices to: (in addition to owner)
[ ] Proposed Insured:    [ ] Home Address     [ ] Business Entity Address
[ ] Secondary Address_______________________________________________________________________________________________________________
====================================================================================================================================
SECTION III - BENEFICIARY DESIGNATION(S)
------------------------------------------------------------------------------------------------------------------------------------
[ ] A. Business Entity named in Master Application is beneficiary
------------------------------------------------------------------------------------------------------------------------------------
[ ] B. Other beneficiary (Complete details below) [ ] Check if subject to split dollar agreement
------------------------------------------------------------------------------------------------------------------------------------
Primary Beneficiary       Relationship to Proposed Insured              Date of Birth                  Tax ID Number

------------------------------------------------------------------------------------------------------------------------------------
Contingent Beneficiary    Relationship to Proposed Insured              Date of Birth                  Tax ID Number

====================================================================================================================================
SECTION IV - COVERAGE APPLIED FOR
------------------------------------------------------------------------------------------------------------------------------------
[ ] A. As specified in Master Application
------------------------------------------------------------------------------------------------------------------------------------
[ ] B. Specified as follows:
------------------------------------------------------------------------------------------------------------------------------------
Plan of Insurance         Basic Policy Amount                           Rider
                          $                                             [ ] Flexible Term Insurance Rider-Initial Face Amount_______
------------------------------------------------------------------------------------------------------------------------------------
Tax Test (GPT if none specified): [ ] Cash Value Accumulation Test      [ ] Guideline Premium Test
------------------------------------------------------------------------------------------------------------------------------------
Death Benefit Option (Option 1 if none checked):
[ ] Option 1 - Level   [ ] Option 2 - Increasing   [ ] Option 3 - Specified Face + Accumulated Premiums Net of Distributions
------------------------------------------------------------------------------------------------------------------------------------
First Year Anticipated BILLED Premium (Excluding 1035 Exchange, Lump Sum Funds, etc.      Subsequent Planned Annual Premium

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OL2827                                                       Page 1                                                             8-99
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
====================================================================================================================================
FOR VARIABLE LIFE ONLY
------------------------------------------------------------------------------------------------------------------------------------
DO YOU UNDERSTAND THAT IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY, THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN
CONDITIONS AND THAT THE DEATH BENEFIT AND CASH VALUES UNDER ANY VARIABLE POLICY MAY INCREASE OR DECREASE IN AMOUNT OR DURATION BASED
ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING SUB-ACCOUNTS? [ ] YES [ ] NO

If you are purchasing a Variable Life Policy, do you believe it is suitable to meet your financial objectives? [ ] Yes [ ] No

IF I HAVE PURCHASED A VARIABLE LIFE POLICY, I CONFIRM THAT I HAVE RECEIVED THE PROSPECTUS FOR THAT POLICY AND ITS UNDERLYING FUNDS.
====================================================================================================================================
SECTION V - MODE OF PREMIUM PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
[ ] Annual                                      [ ] Quarterly                                     [ ] Semi-Annual
[ ] Monthly (Variable Life Insurance only)      [ ] PCS (Phoenix Check-O-Matic Service)
                                                Minimum Monthly Check for Each Service - $25.00 for TRADITIONAL  $25.00 for VARIABLE
Multiple Billing Option - Give # or Details ________________________________________________________________________________________
[ ] List Bill   [ ] EICS   [ ] Salary Allotment   [ ] Pension   [ ] Money Purchase Pension   [ ] Other _____________________________

IF ELECTING PCS, COMPLETE THE FOLLOWING:
Existing Policy Number or PCS File Number___________________________________________________________________________________________

AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS
 I (we) hereby authorize the Company (Note: Company is defined as indicated on page 1 of application) to initiate debit entries to my (our) checking account and the depository named below.

INFORMATION FOR NEW ACCOUNT
Attach a void check to furnish encoding details.
If the depositor's name is not imprinted on the check, fill it in here exactly as it appears in the bank records.







Attach Void Check Here








Signature of depositor (if different from owner)____________________________________________________________________________________
====================================================================================================================================
SECTION VI - MEDICAL HISTORY OF PROPOSED INSURED - (DOES NOT NEED TO BE COMPLETED IF EXAM HAS BEEN ORDERED)
------------------------------------------------------------------------------------------------------------------------------------
Height              Weight                   Has your weight decreased by 10 or more pounds in the past 2 years? If "yes," how
                                             much?___________ lbs.  [ ] Yes   [ ] No
------------------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(s) of Personal Physician(s) or Health Care Facility(s).   [ ] None

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Date and Reason for Last Consultation:

------------------------------------------------------------------------------------------------------------------------------------
To the best of your knowledge have you:
 YES    NO
 [ ]   [ ]  1. In the last five years been examined or treated by a physician or medical practitioner or been examined or treated at a hospital or other medical facility?

 [ ]   [ ]  2. In the last 10 years had or been treated for high blood pressure, chest pain, heart disease, stroke, lung disorder, cancer, diabetes, kidney disease or mental or nervous disorder?

 [ ]   [ ]  3. In the last 10 years received counseling or treatment for alcohol or other drug use?

 [ ]   [ ]  4. Ever been diagnosed by a medical professional for Acquired Immune Deficiency Syndrome?
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OL2827                                                    Page 2                                                                8-99

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====================================================================================================================================
SECTION VII - ADDITIONAL INFORMATION
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To the best of your knowledge have you:
 YES    NO
 [ ]   [ ]  1. Have you used tobacco or nicotine products in any form in the last 15 years? If "Yes", PLEASE CIRCLE the product(s)
               used: cigarettes, cigars, pipes, snuff, smokeless or chewing tobacco, nicotine patch or gum.
               Check one: [ ] Use currently   [ ] Date quit_____________________________________

 [ ]   [ ]  2. Have you ever applied for life, accident, or health insurance and been postponed, or been offered a policy differing in plan, amount or premium rate from that applied for? (If "Yes", give date, company and reason).

 [ ]   [ ]  3. Have you participated in the past 3 years or plan to engage in any hazardous activity such as motor vehicle, motorcycle or motorboat racing, parachute jumping, skin or scuba diving or other underwater activity, hang gliding or other hazardous avocation? (If "Yes", complete Avocation questionnaire, form OL1064).

 [ ]   [ ]  4. Have you flown during the past three years as a pilot, student pilot or crew member? (If "Yes", complete Aviation
               Questionnaire, form FN7).

 [ ]   [ ]  5. Have you in the past three years been the driver of a motor vehicle involved in an accident, or charged with a moving violation of any motor vehicle law, or had your driver's license suspended or revoked?

 [ ]   [ ]  6. With this policy, do you plan to replace (in whole or in part, now or in the future) any existing insurance or annuity in force?

 [ ]   [ ]  7. Do you plan to borrow or otherwise use values from an existing insurance policy or annuity to pay any initial or subsequent premium(s) for this policy?
------------------------------------------------------------------------------------------------------------------------------------
Give full details for all "Yes" answers above.
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  Name of Proposed Insured         Question Number                                        Details
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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====================================================================================================================================
SECTION VIII - EXISTING LIFE INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
Describe all coverage in force. Include individual and group. If none, write none.
------------------------------------------------------------------------------------------------------------------------------------
     Company          Year Issued              Plan                  Amount                      Personal/Business
                                                              $
------------------------------------------------------------------------------------------------------------------------------------
                                                              $
------------------------------------------------------------------------------------------------------------------------------------
                                                              $
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Total Life Insurance in force (if none, indicate) $__________ Total Accidental Death Benefit in force (if none, indicate)$__________
====================================================================================================================================
INCOME
------------------------------------------------------------------------------------------------------------------------------------
Earned Income        Independent Income                       Net Worth

------------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.
------------------------------------------------------------------------------------------------------------------------------------
FOR HOME OFFICE OR ADMINISTRATIVE OFFICE USE ONLY







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ADDITIONAL COMMENTS







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OL2827                                                    Page 3                                                                8-99
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
====================================================================================================================================
Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud as determined by a court of competent jurisdiction.
====================================================================================================================================
                                                AUTHORIZATION TO OBTAIN INFORMATION

I hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically-related facility, insurance company, the Medical Information Bureau (MIB) or other organization, institution or person, having any records or knowledge of me or my health, to give to Phoenix Home Life Mutual Insurance Company and its subsidiaries or reinsurers, any such information. If insurance on any minor child is applied for, this authorization extends to records and knowledge of that child and that child's health. To facilitate rapid submission of such information, I authorize all said sources, except MIB, to give such records or knowledge of any agency employed by the company to collect and transmit such information.

The information requested by Phoenix Home Life Mutual Insurance Company and its subsidiaries or reinsurers, may include information regarding diagnosis and treatment of physical or mental conditions, including consultations occurring after the date this authorization is signed. Medical information will be used only for the purpose of risk evaluation, determining eligibility for benefits under any policies issued, and for insurance statistical studies. If a medical record contains information relating to alcohol or drug abuse or mental health care, adequate information is to be released to serve these purposes.

I acknowledge that I have received a copy of the Notice of Information Practices, including information about Investigative
Consumer Reports and the Medical Information Bureau and the Underwriting Process.

I also authorize the preparation of an investigative consumer report. [ ] I do [ ] I do not (check one only) require that I be interviewed in connection with any investigative consumer report that may be prepared.

This authorization shall continue to be valid for thirty months from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original. I understand I may or an individual authorized to act on my behalf may receive a copy of this authorization on request.

I have reviewed this application, and I hereby verify that all information given here and in Part II of this application is true and complete to the best of my knowledge and belief, and has been fully and correctly recorded.

I understand that as long as I am employed by the employer identified in the Master Application, the Company is authorized to increase the Face Amount of the policy from time to time in accordance with my employer's instructions. Each increase shall be subject to the underwriting limitations and requirements which the Company has in effect on the date the increase is requested including, but not limited to, my being Actively-At-Work at the time of each change.

I certify that (a) the Social Security or Tax Identification Number shown above is correct, and (b) that I am not subject to back-up withholding.
------------------------------------------------------------------------------------------------------------------------------------
Proposed Insured Signature                                       State Signed In                 Witness               Date
X
------------------------------------------------------------------------------------------------------------------------------------
Owner (if other than Proposed Insured)                           State Signed In                 Witness               Date
X
------------------------------------------------------------------------------------------------------------------------------------
The Producer hereby certifies he/she has truly and accurately recorded on the application the information supplied by the Proposed
Insured; and that he/she is qualified and authorized to discuss the contract herein applied for.

WILL THE PROPOSED INSURED REPLACE (IN WHOLE OR IN PART) ANY EXISTING INSURANCE OR ANNUITY IN FORCE WITH THE POLICY APPLIED FOR?
[ ] YES [ ] NO

WILL THE PROPOSED INSURED UTILIZE VALUES FROM ANOTHER INSURANCE POLICY (THROUGH LOANS, SURRENDERS OR OTHERWISE) TO PAY FOR THE
INITIAL OR SUBSEQUENT PREMIUM(S) FOR THE POLICY APPLIED FOR? [ ] YES [ ] NO
------------------------------------------------------------------------------------------------------------------------------------
Lic. Agt./Reg. Rep.'s Signature                             Date                     Lic. Agt./Reg. Rep.'s ID No.
X
------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer Name and Address                                                                                Broker/Dealer No.

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OL2827                                                    Page 4                                                                8-99
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